EXHIBIT 99.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report on Form 10-K of Consumers Financial Corporation (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald J. Hommel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d)of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date   April 11, 2003                     By  /S/  Donald J. Hommel
      -----------------                       ---------------------
                                              Donald J. Hommel
                                              Chief Financial Officer



     THIS CERTIFICATION IS MADE SOLELY FOR THE PURPOSE OF 18 U.S.C. SEC.1350, SUBJECT TO THE KNOWLEDGE STANDARD CONTAINED THEREIN, AND NOT FOR ANY OTHER PURPOSE.


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